UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WLDN	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Former Chief Executive Officer

On December 29, 2023, Thomas D. Brisbin resigned as Chief Executive Officer of Willdan Group, Inc. (the “Company”). In connection with Dr. Brisbin’s resignation, the Company disclosed its intention to enter into a consulting agreement with Dr. Brisbin on terms to be approved by the Board of Directors of the Company (the “Board”) and Audit Committee of the Board.

On February 28, 2024, the Company entered into a consulting agreement (the “Consulting Agreement”) with Dr. Brisbin. Pursuant to the Consulting Agreement, Dr. Brisbin is providing the Company with consulting services, including performing various tasks related to management transition, business development, technology development and other sales-related activities. For such services, Dr. Brisbin is paid $25,200 per month and the reimbursement of reasonable and necessary costs and expenses incurred in connection with providing services to the Company. During the term of the Consulting Agreement, Dr. Brisbin will remain eligible to vest in his outstanding equity awards pursuant to the terms of the Company’s 2008 Performance Incentive Plan. The Consulting Agreement may be terminated by the Company or Dr. Brisbin at any time with 5 days’ written notice. Prior to his resignation, Dr. Brisbin was employed by the Company pursuant to an employment agreement that expired by its terms with his resignation on December 29, 2023.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Document

10.1	Consulting Agreement by and between the Company and Thomas D. Brisbin, dated February 28, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: February 29, 2024	By:	/s/ Creighton K. Early
Creighton K. Early
Chief Financial Officer and Executive Vice President

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